UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: November 21, 2002


                         UNIVERSAL EQUITY PARTNERS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                              1613 N.E. 163 STREET
                              MIAMI BEACH, FL 33162
                    (Address of principal executive offices)

                                 (305) 357-6406
                             (Registrant's telephone
                                     number)


        DELAWARE                    0-32583                  23-3075816
 (State of Incorporation)   (Commission File Number)  (IRS Employer I.D. Number)


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ITEM FOUR.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
----------------------------------------------------------

         On November 5, 2002, Universal Equity Partners, Inc. received a letter from the accounting firm of Sweeney, Gates & Co., the Company's Independent Certified Public Accountants, confirming that the client-auditor relationship between Universal Equity Partners, Inc. and Sweeney, Gates & Co. had ceased. This letter was the result of miscommunication between the Company and Sweeney, Gates & Co.

         Sweeney, Gates & Co. will continue to act as the Company's Independent Certified Public Accountants.


ITEM SEVEN.  FINANCIAL STATEMENTS AND EXHIBITS
----------------------------------------------

         EXHIBITS

          16       Letter withdrawing the client-auditor termination letter.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    UNIVERSAL EQUITY PARTNERS, INC.
                                            (Registrant)


                                    By: /s/ George Wainer, President
                                    ---------------------------------
                                            George Wainer, President


Date: November 21, 2002